Dreyfus Premier
      High Income Fund


      SEMIANNUAL REPORT February 28, 2003


YOU, YOUR ADVISOR AND
DREYFUS
A MELLION FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                               Dreyfus Premier High Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier High Income Fund covers the period between the commencement of the fund's operations on January 31, 2003, through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period including a discussion with the fund's portfolio managers Mark Shenkman, Frank Whitley and Mark Flanagan, of Shenkman Capital Management, Inc., the fund's sub-investment adviser.

A number of economic and political factors continued to support higher overall bond prices during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the bond market' s strength by further reducing short-term interest rates in November 2002.

The result of these influences has been attractive total returns from many fixed-income investments, especially those with relatively heavy exposure to bonds that are more interest-rate-sensitive, such as most U.S. government securities. Can this constructive environment for bonds be sustained? While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds after a prolonged period of fixed-income outperformance, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Mark Shenkman, Frank Whitley and Mark Flanagan, Portfolio Managers

Shenkman Capital Management, Inc., Sub-Investment Adviser

How did Dreyfus Premier High Income Fund perform relative to its benchmark?

During the period between the commencement of the fund's operations on January 31, 2003, and the end of its semiannual reporting period on February 28, 2003, the fund' s Class A shares, Class B shares, Class C shares and Class R shares produced a total return of 1.04%.(1) For the same period, the fund's benchmark, the CSFB High Yield Index, produced a 1.48% total return.(2)

We are pleased that the fund produced modest gains during its first month of operations, during which we put the fund's assets to work in the high-yield bond market. By February 28, 2003, the fund achieved what we consider to be a fully invested position. The fund produced slightly lower returns than its benchmark during the abbreviated reporting period, partly because of our focus on relatively highly rated securities during a time in which lower-rated bonds performed best. Also, during the month the fund was not fully invested immediately on the date it commenced operations, but instead invested more slowly over the month as appropriate investments were identified.

What is the fund's investment approach?

The fund seeks to maximize total return consistent with capital preservation and prudent risk management. To pursue its goal, the fund normally invests at least 80% of its assets in high-yield bonds rated below investment grade. The high-yield securities in which the fund invests may include corporate debt securities, structured notes, zero-coupon securities and debt securities issued by states or local governments and their agencies, authorities and other instrumentalities. The fund may invest up to 20% of its assets in investment-grade corporate bonds, U.S. government securities, bank certificates of deposit, fixed time deposits and bankers' acceptances.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing securities for the fund, we look for issuers that we believe have positive credit momentum and the potential for credit rating upgrades. Using bottom-up, fundamental analysis, we seek to maximize returns and minimize default risk through broad diversification, direct communication with management and systematic monitoring of all issuers. We also avoid investing in industries or issuers that we believe have a high risk of default.

What other factors influenced the fund's performance?

The fund generally benefited from positive developments in the high-yield bond market during the abbreviated reporting period. After languishing amid heightened volatility for much of 2002, high-yield bonds began to rebound late in the year. This rally persisted through the first two months of 2003 as demand for securities from institutional investors outstripped the available supply.

In our view, rising investor demand was the result of improving market fundamentals, including declining interest rates and a decrease in the default rate among high-yield issuers. In addition, we believe that investors have been attracted to the relatively large differences in the yields between high-yield bonds and U.S. Treasury securities, known as the "spread," which grew as wide as 1,000 basis points in October 2002. As investor demand increased during subsequent months, the spread narrowed, producing capital appreciation.

When the fund began operations on January 31, 2003, we began to put its initial cash assets to work using a proprietary credit selection process that is driven by a quantitative credit-scoring model. The model evaluates a variety of criteria in an effort to identify bonds that represent relatively attractive values. The results of the statistical screen are considered by a credit committee, which selects a limited number of "eligible" securities. To qualify for inclusion in the fund, all three co-primary portfolio managers must agree that each security represents an attractive relative value. In addition, we must have access to the issuer's management for discussion, and we must be able to rescore the security at least four times per year.


What is the fund's current strategy?

As a result of our disciplined credit selection process, on February 28, 2003, the fund held 43 bond issues, representing 22 industries. We generally favored better quality issuers from industries that we consider less volatile, such as gaming, broadcasting and health care. We generally de-emphasized industries that are traditionally more volatile, including technology and telecommunications. Over time, we expect to increase the fund's holdings to between 75 and 100 bonds from approximately 30 industries.

Most of the fund's holdings carry single-B or double-B credit ratings from major credit rating agencies such as Moody's and Standard & Poor's. In addition, we strive to maintain a balance between newly issued bonds and seasoned bonds trading in the secondary market. Whenever possible, we have attempted to buy bonds at a discount to enhance their potential for capital appreciation.

In our view, the fund's composition and credit quality represents a relatively conservative and defensive approach to high-yield investing. In today' s uncertain economic and political environment, we believe this is a prudent course to follow.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: CREDIT SUISSE FIRST BOSTON -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE CSFB HIGH YIELD INDEX IS DESIGNED TO MIRROR THE INVESTIBLE UNIVERSE OF THE U.S. DOLLAR-DENOMINATED HIGH-YIELD DEBT MARKET. THE INDEX CONSISTS OF CORPORATE DEBT ISSUES, INCLUDING CASH-PAY, ZERO-COUPON, STEPPED-RATE AND PAY-IN-KIND
     (PIK) BONDS THAT ARE PUBLICLY REGISTERED IN THE U.S. OR ISSUED UNDER RULE 144A WITH REGISTRATION RIGHTS, RATED 5B OR LOWER, WITH MINIMUM OUTSTANDING PAR VALUES OF $75 MILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)



                                                                                              Principal
BONDS AND NOTES--78.8%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ADVERTISING--1.6%

Lamar Media,

   Sr. Sub. Notes, 7.25%, 2013                                                                  100,000  (a)             103,750

AIRCRAFT & AEROSPACE--3.2%

Sequa,

   Sr. Notes, 9%, 2009                                                                          100,000                   99,500

TransDigm,

   Gtd. Sr. Sub. Notes, 10.375%, 2008                                                           100,000                  105,000

                                                                                                                         204,500

AUTOMOTIVE--4.7%

Dura Operating,

   Gtd. Sr. Notes, Ser. B, 8.625%, 2012                                                         150,000                  147,750

TRW Automotive,

   Sr. Notes, 9.375%, 2013                                                                      150,000  (a)             153,750

                                                                                                                         301,500

BROADCASTING--3.2%

Allbritton Communications,

   Sr. Sub. Notes, 7.75%, 2012                                                                  100,000  (a)              99,500

Sinclair Broadcast,

   Gtd. Notes, 8%, 2012                                                                         100,000  (a)             102,875

                                                                                                                         202,375

BUILDING & CONSTRUCTION--4.1%

Horton (D.R.),

   Gtd. Sr. Notes, 8.5%, 2012                                                                   100,000                  105,500

Nortek,

   Sr. Sub. Notes, Ser. B, 9.875%, 2011                                                         150,000                  152,813

                                                                                                                         258,313

CABLE/MEDIA--8.9%

CSC,

   Sr. Notes, Ser. B, 7.625%, 2011                                                              150,000                  148,500

DIRECTV,

   Sr. Notes, 8.375%, 2013                                                                      200,000  (a)             212,000

EchoStar DBS,

   Sr. Notes, 9.375%, 2009                                                                      100,000                  107,000

PanAmSat,

   Gtd. Sr. Notes, 8.5%, 2012                                                                   100,000                   98,750

                                                                                                                         566,250

CHEMICALS--1.6%

Methanex,
   Notes, 7.75%, 2005                                                                           100,000                  102,750


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--4.0%

Coinmach,

   Sr. Notes, 9%, 2010                                                                          100,000                  104,250

Iron Mountain,

   Gtd. Sr. Notes, 7.75%, 2015                                                                  150,000                  152,625

                                                                                                                         256,875

CONSUMER NON-DURABLES--1.6%

Central Garden & Pet,

   Sr. Sub. Notes, 9.125%, 2013                                                                 100,000  (a)             105,000

CONTAINERS/PACKAGING--3.3%

Bway,

   Sr. Sub. Notes, 10%, 2010                                                                    100,000  (a)             105,000

Owens-Brockway Glass Container,

   Sr. Secured Notes, 8.875%, 2009                                                              100,000                  102,250

                                                                                                                         207,250

ENVIRONMENTAL--4.8%

Allied Waste N.A.,

   Gtd. Sr. Sub. Notes, Ser. B, 10%, 2009                                                       100,000                  102,000

Casella Waste Systems,

   Sr. Sub. Notes, 9.75%, 2013                                                                  100,000  (a)             103,500

IESI,

   Gtd. Sr. Sub. Notes, 10.25%, 2012                                                            100,000                   97,000

                                                                                                                         302,500

FOOD & BEVERAGES-3.2%

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                  100,000  (a)             103,000

Delhaize America,

   Gtd. Notes, 8.125%, 2011                                                                     100,000                   97,750

                                                                                                                         200,750

GAMING/LODGING--11.2%

Argosy Gaming,

   Sr. Sub. Notes, 9%, 2011                                                                     100,000                  105,125

Boyd Gaming,

   Sr. Sub. Notes, 7.75%, 2012                                                                  100,000  (a)              98,500

Horseshoe Gaming,

   Gtd. Sr. Sub. Notes, Ser. B, 8.625%, 2009                                                    100,000                  105,000

Intrawest,

   Sr. Notes, 9.75%, 2008                                                                       100,000                  101,500

Isle of Capri Casinos,

   Gtd. Sr. Sub. Notes, 8.75%, 2009                                                             100,000                  101,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING/LODGING (CONTINUED)

Mohegan Tribal Gaming Authority,

   Sr. Sub. Notes, 8%, 2012                                                                     100,000                  102,500

Six Flags,

   Sr. Notes, 9.5%, 2009                                                                        100,000                   94,250

                                                                                                                         708,125

MEDICAL--4.7%

Alaris Medical,

   Gtd. Sr. Sub. Notes, 9.75%, 2006                                                             100,000                  102,500

Alliance Imaging,

   Sr. Sub. Notes, 10.375%, 2011                                                                100,000                  102,750

Medquest,

   Sr. Sub. Notes, 11.875%, 2012                                                                100,000  (a)              93,000

                                                                                                                         298,250

OIL & GAS--4.1%

Chesapeake Energy,

   Sr. Notes, 7.75%, 2015                                                                       100,000  (a)             101,750

GulfMark Offshore,

   Gtd. Sr. Notes, 8.75%, 2008                                                                  150,000                  156,000

                                                                                                                         257,750

PAPER & PAPER RELATED--5.7%

Georgia-Pacific,

   Sr. Notes, 9.375%, 2013                                                                      200,000  (a)             203,000

MDP Acquisitions,

   Sr. Notes, 9.625%, 2012                                                                      150,000  (a)             156,000

                                                                                                                         359,000

PUBLISHING/PRINTING--5.7%

American Media,

   Sr. Sub. Notes, 8.875%, 2011                                                                 150,000  (a)             158,625

Houghton Mifflin,

   Sr. Notes, 9.875%, 2013                                                                      100,000  (a)             105,500

PRIMEDIA,

   Gtd. Sr. Notes, 8.875%, 2011                                                                 100,000                   96,000

                                                                                                                         360,125


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION--3.2%

Nextel Communications,

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                    100,000                  101,000

U.S. West Communications,

   Notes, 7.2%, 2004                                                                            100,000                   99,750

                                                                                                                         200,750

TOTAL BONDS AND NOTES
   (cost $4,956,653)                                                                                                   4,995,813
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--.7%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                        15,000  (b)              15,000

Dreyfus Institutional Cash Advantage Plus Fund                                                   15,000  (b)              15,000

Dreyfus Institutional Preferred Plus Money Market Fund                                           15,000  (b)              15,000

TOTAL OTHER INVESTMENTS
   (cost $45,000)                                                                                                         45,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,001,653)                                                                79.5%               5,040,813

CASH AND RECEIVABLES (NET)                                                                         20.5%               1,299,866

NET ASSETS                                                                                        100.0%               6,340,679

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2003, THESE SECURITIES AMOUNTED TO $2,004,750 OR 31.6% OF NET ASSETS.

(B)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS-SEE NOTE 2(E).


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,001,653    5,040,813

Cash                                                                     30,603

Receivable for shares of Common Stock subscribed                      1,216,629

Interest receivable                                                      88,507

Due from The Dreyfus Corporation                                          2,517

                                                                      6,379,069
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              30,638

Accrued expenses                                                          7,752

                                                                         38,390
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,340,679
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       6,280,015

Accumulated undistributed investment income--net                         16,226

Accumulated net realized gain (loss) on investments                       5,278

Accumulated net unrealized appreciation
  (depreciation) on investments                                          39,160
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,340,679

NET ASSET VALUE PER SHARE



                                                          Class A                Class B              Class C              Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          3,244,559              2,053,555              536,970              505,595

Shares Outstanding                                        256,635                162,550               42,510               40,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.64                  12.63                12.63                12.64



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From January 31, 2003 (commencement of operations) to February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                21,394

Cash dividends                                                             880

TOTAL INCOME                                                            22,274

EXPENSES:

Management fee--Note 2(a)                                                3,040

Auditing fees                                                            2,857

Prospectus and shareholders' reports                                     1,700

Directors' fees and expenses--Note 2(d)                                  1,166

Distribution fees--Note 2(b)                                             1,100

Shareholder servicing costs--Note 2(c)                                   1,074

Legal fees                                                               1,000

Registration fees                                                          508

Custodian fees--Note 2(c)                                                  200

Miscellaneous                                                              336

TOTAL EXPENSES                                                          12,981

Less--expense reimbursement from
  The Dreyfus Corporation--Note 2(a)                                    (6,933)

NET EXPENSES                                                             6,048

INVESTMENT INCOME--NET                                                  16,226
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                  5,278

Net unrealized appreciation (depreciation) on investments               39,160

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  44,438

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    60,664

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From January 31, 2003 (commencement of operations) to February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                  16,226

Net realized gain (loss) on investments                                  5,278

Net unrealized appreciation
  (depreciation) on investments                                         39,160

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                             60,664
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                       3,216,629

Class B shares                                                       2,031,917

Class C shares                                                         531,469

Class R shares                                                         500,000

INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL STOCK TRANSACTIONS                                    6,280,015

TOTAL INCREASE (DECREASE) IN NET ASSETS                              6,340,679
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        6,340,679

Undistributed investment income--net                                    16,226

SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

SHARES SOLD                                                            256,635
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                                            162,550
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                                             42,510
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                             40,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables describe the performance for each share class for the period from January 31, 2003 (commencement of operations) to February 28, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                  Class A           Class B          Class C          Class R
                                                                   Shares            Shares           Shares           Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.50             12.50            12.50            12.50

Investment Operations:

Investment income--net                                                .03(a)            .03(a)           .03(a)           .03(a)

Net realized and unrealized
   gain (loss) on investments                                         .11               .10              .10              .11

Total from Investment Operations                                      .14               .13              .13              .14

Net asset value, end of period                                      12.64             12.63            12.63            12.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                  1.04(c)           1.04(c)          1.04(c)          1.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets(d)                                          1.25              1.75             2.00             1.00

Ratio of net investment income
   to average net assets(d)                                          4.15              3.83             3.60             4.48

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation(d)                                        1.66              1.73             1.80             1.69

Portfolio Turnover Rate(b)                                          10.25             10.25            10.25            10.25
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               3,245             2,054              537              506

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.

(D) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Income Fund (the "fund") is a separate diversified series of Dreyfus Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering two series, including the fund, which commenced operations on January 31, 2003. The fund's investment objective is to maximize total return consistent with capital preservation and prudent risk management. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Shenkman Capital Management, Inc. ("Shenkman") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund's fiscal year end is August 31. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors.Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $678 during the period ended February 28, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

On February 28, 2003, the Board of Directors declared a cash dividend per share of $.038 for Class A, $.032 for Class B, $.03 for Class C and $.039 for Class R from undistributed investment income-net, payable on March 3, 2003 (ex-dividend date) to shareholders of record as of the close of business on February 28, 2003.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from January 31, 2003 through January 1, 2004, to reduce the management fee paid by the fund or assume excess expenses of the fund, to the extent that, if the
fund's   aggregate   expenses,  exclusive  of  taxes,  brokerage  fees,  12b-1
distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $6,933 during the period ended February 28, 2003.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Shenkman, Dreyfus pays Shenkman a fee payable monthly at the annual rate of .30 of 1% of the value of the fund's average daily net assets.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2003, Class B and Class C shares were charged $800 and $300, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, Class A, Class B and Class C shares were charged $414, $400 and $100, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $12 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $200 pursuant to the custody agreement.


(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended February 28, 2003, the fund derived $880 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $5,463,794 and $512,125, respectively.

At February 28, 2003, accumulated net unrealized appreciation on investments was $39,160, consisting of $51,825 gross unrealized appreciation and $12,665 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        High Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Advisor

                        Shenkman Capital Management, Inc.
                        461 Fifth Avenue
                        New York, NY 10017

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  115SA0203